Diversify your portfolio with a fund
that seeks long-term growth
in expanding European markets.

--------------------------------------------------------------------------------
LIBERTY NEWPORT EUROPE FUND Annual Report
--------------------------------------------------------------------------------

August 31, 2000

[PHOTO: EIFFEL TOWER]

President's Message

Dear Shareholder:

You may have noticed that your Fund has a new name. As of July 14, the names of our funds were changed to include Liberty. Rest assured, the investment objectives and strategies employed by the Fund's managers are not affected by this name change. We believe the new name better reflects the Fund's affiliation with the Liberty Funds, a diverse family of funds representing a wide selection of investment styles and specialized money management. The goal of all Liberty funds is to help you reach for financial freedom -- however you define it.

Europe was the setting for some interesting developments during the period. Technology and telecommunications stocks surged during the latter part of 1999, which contributed significantly to the performance of the Fund. In addition, consolidation of companies across Europe continued; Germany announced sweeping tax law changes; the value of the euro eroded further; and oil prices remained high. Through all of this the Fund performed well compared to its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index.

The following report provides more specifics about the Fund's management and the strategies that contributed to its performance. As always, thank you for choosing the Liberty Newport Europe Fund and for giving us the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
October 9, 2000

---------------------------
Not FDIC  May Lose Value
Insured   No Bank Guarantee
---------------------------

Because economic and market conditions change frequently, there can be no assurance that the trends described above and on the following pages will continue.

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

Technology and telecommunications stocks were cooled by inflation fears

o Technology and telecommunications stocks surged in the beginning of the reporting period, but retreated toward the end of the first quarter of 2000 as economic growth across the region fueled inflation worries. The European Central Bank raised interest rates a full 0.5% in June 2000.

      Germany introduced changes to its tax laws

o Regulators passed legislation that would significantly relieve tax burdens of most German companies by lowering the corporate tax rate from 40% to 25% and phasing out the capital gains tax by 2002. Additional European countries are expected to follow with similar legislation, resulting in possible increases to bottom-line net earnings across Europe.

      Next-generation cellular licenses were auctioned in Europe

o European countries began auctioning rights for third generation (3G) cellular systems that are designed to carry high-speed data. Sale prices easily outpaced expectations and have the potential to increase.

Net asset value per share
as of 8/31/00

Class A          $12.26
-------------------------
Class B          $12.17
-------------------------
Class C          $12.19
-------------------------
Class Z          $11.83
-------------------------

[Description of bar chart in the printed material.]

                         Fund Performance vs. Benchmark
                          Total Return 11/8/99-8/31/00*

              Liberty Newport Europe Fund        MSCI Europe Index
                         18.68%                         6.71%

                            Cumulative since 11/8/99

* The return for the MSCI Europe Index is from 10/31/99.

Past performance cannot guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. Performance results assume reinvestment of distributions.

The performance of the Fund's Class A shares is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based, unmanaged index that tracks the performance of European stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index. Returns do not include sales charges, but do include reinvestment of all distributions. Performance for other share classes will vary.

--------------------------------------------------------------------------------
Portfolio Managers' Report
--------------------------------------------------------------------------------

Top Five Sector Breakdown
as of 8/31/00

[Tabular description of bar chart in the printed material.]

                        Fund as of 8/31/00      Fund as of 2/29/00

Chemicals &
Allied Products               16.9%                   9.0%

Depository
Institutions                   8.0%                   5.5%

Insurance Carriers             8.0%                   4.4%

Telecommunications             7.2%                  18.6%

Communications
Equipment                      6.7%                   4.0%

Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee that the Fund will continue to maintain this breakdown in the future.

BOUGHT
--------------------------------------------------------------------------------

Alcatel
(1.2% of net assets)

We added Alcatel to our portfolio because the company has recently restructured and has, we believe, the potential to enjoy top-line growth.

The Fund outperformed its benchmark during the period

Like most other stock mutual funds, information technology and telecommunications stocks bolstered the performance of the Fund during November and December 1999, when these two sectors comprised approximately 40-50% of the portfolio. Subsequently, Class A shares of the Fund had a total return of 18.68% for the period since inception through August 31, 2000 without a sales charge, compared to 6.71% for the Morgan Stanley Capital International (MSCI) Europe Index from October 31, 1999 through August 31, 2000. The MSCI Europe Index is a broad-based, unmanaged index that tracks the performance of European stocks.

Technology and telecommunications experience both highs and lows

Following their run-up in late 1999, technology and telecommunications stocks slumped throughout March, April and May 2000. We had anticipated this scenario and sold a small portion of the Fund's technology and telecommunications holdings to secure some early gains. Specifically, we trimmed our holdings of Nokia (2.9% of net assets) early in the period to protect against the possibility that the cellular handset market had matured, and that Nokia would soon see a rush of new competitors. The stock was hurt recently when the company announced a warning on profit margins for the third quarter, although Nokia management believes a return to normal profit margins will occur in the fourth quarter. We added Alcatel (1.2% of net assets) to our portfolio during the period based on the company's role as a worldwide leader in the provision of Digital Subscriber Lines (DSL) and expanding expertise in the field of fiberoptics. Although the company has a history of mismanagement, new management and restructuring has enabled it to become a relatively inexpensive, top-line growth company. Two other stocks that performed well during the period were Sanofi-Synthelabo (1.9% of net assets) and Banca Fideuram SpA (3.0% of net assets). The former is the result of a 1999 merger that formed a healthcare company specializing in heart drugs. This merger produced synergies and cost cutting opportunities which subsequently boosted the company's net earnings. Banca Fideuram SpA, which is already one of the Fund's largest holdings, is a thinly owned money management firm, which we believe is positioned to benefit from the privatization of Europe's pension assets.

In January, the Fund sold its position in British Telecom. We believe the company was a victim of its own archaic management culture, and simply could not compete with major British rivals such as Vodafone AirTouch PLC (2.9% of net assets) and Energis PLC (1.0% of net assets). Finally, the Fund's underweighting in energy stocks detracted from performance as oil prices remained high and the sector prospered.

--------------------------------------------------------------------------------
Portfolio Managers' Report (continued)
--------------------------------------------------------------------------------

Companies decide to pool resources

Merger and acquisition activity remained brisk throughout the period. We reported on the combination of Mannesmann AG and Vodafone AirTouch PLC in the semiannual report dated February 29, 2000. In addition, Deutsche Telekom is acquiring VoiceStream Wireless (subject to U.S. regulators approval), and Glaxo Wellcome PLC and SmithKline Beecham PLC (2.6% of net assets) are planning a merger that would create the largest pharmaceutical company in the world. This activity is an indication that European cross-country barriers are fading and that there is a rush to consolidate, survive and compete in the global economy.

Outlook

Probably no other event during the period is more significant to the Fund than the change in the German tax laws in late July. The German government has decided to lower the corporate tax rate over the next several years (to 25% from 40%) and eventually abolish the capital gains tax by 2002. As a result, we believe that companies should see an increase to bottom-line earnings and that other European Union (EU) countries could announce similar tax incentives. German companies such as Allianz (2.4% of net assets) now have an opportunity to divest cross holdings without severe tax implications.

We are also concerned about the escalating prices of 3G cellular system licenses. Although licenses in the United Kingdom alone were expected to sell for $12 billion, they eventually sold for $32 billion. A similar auction in Germany was even more expensive. We believe these high prices may slow the deployment of 3G networks and erode telephone companies' balance sheets.

Consistent with the Fund's investment strategy, we expect to continue to invest the Fund's assets in stocks we believe exhibit the highest potential for growth within the technology, telecommunications, financial, health care, business services and consumer products sectors.


/s/ Charles R. Roberts   /s/ Michael Ellis   /s/ Deborah F. Snee

Charles R. Roberts and Michael Ellis are both senior vice presidents of the Advisor, and Deborah F. Snee is a vice president of the Advisor. Mr. Roberts is the lead manager of the Fund, and Mr. Ellis and Ms. Snee are co-managers of the Fund.

International investing offers significant long-term growth potential, but also involves certain risks. Some of the countries in which the Fund may invest are considered emerging markets, which are subject to a greater degree of political, business and economic risk.

Top Ten Holdings
as of 8/31/00

Ericsson (LM)           3.8%
------------------------------
Banca Fideuram SpA      3.0%
------------------------------
Aegon NV                3.0%
------------------------------
Vodafone AirTouch       2.9%
------------------------------
Nokia                   2.9%
------------------------------
Altana AG               2.7%
------------------------------
SmithKline Beecham      2.6%
------------------------------
Allianz AG-REG          2.4%
------------------------------
AstraZenca Group        2.3%
------------------------------
Nestle AG (REG)         2.0%
------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

SOLD
--------------------------------------------------------------------------------

British Telecom

We sold our position early in the period because we believe the company's management has impeded its ability to compete with major British telecom rivals Vodafone AirTouch PLC and Energis PLC.

--------------------------------------------------------------------------------
                            Performance Information
--------------------------------------------------------------------------------

Performance of a
$10,000 investment
in all share classes
11/8/99-8/31/00

          Without     With
           Sales     Sales
          Charge     Charge
-----------------------------
Class A   $11,868   $11,186
-----------------------------
Class B   $11,781   $11,281
-----------------------------
Class C   $11,801   $11,701
-----------------------------
Class Z   $11,452     N/A
-----------------------------

Value of an initial $10,000 investment

       [The following information was represented by a line chart in the printed material.]

                              11/08/99   8/31/00
                              ------------------
Without Sales Charge          $10,000    $11,868
With Sales Charge             $10,000    $11,186
MSCI Europe Index             $10,000    $10,671

The MSCI Europe Index is an unmanaged index that tracks the performance of European stocks. The return for the MSCI Europe Index is from 10/31/99. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

Cumulative Total Returns as of 8/31/00

Share Class            A                  B                  C             Z
Inception Date      11/08/99           11/08/99           11/08/99      11/08/99
--------------------------------------------------------------------------------
                Without   With     Without   With     Without   With     Without
                 Sales    Sales     Sales    Sales     Sales    Sales     Sales
                Charge    Charge   Charge    Charge   Charge    Charge    Charge
--------------------------------------------------------------------------------
 Life           18.68%    11.86%   17.81%    12.81%   18.01%    17.01%    14.52%
--------------------------------------------------------------------------------

Cumulative Total Returns as of 6/30/00

Share Class             A                  B                  C             Z
--------------------------------------------------------------------------------
                Without    With    Without    With    Without    With    Without
                 Sales    Sales     Sales    Sales     Sales    Sales     Sales
                Charge    Charge   Charge    Charge   Charge    Charge    Charge
--------------------------------------------------------------------------------
 Life           17.72%    10.95%   17.13%    12.13%   17.13%    16.13%    13.55%
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B shares contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, and thereafter - 0% and the Class C shares contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------
August 31, 2000
(In thousands)

COMMON STOCKS - 90.7%                                  Country    Shares  Value
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 19.1%

Depository Institutions - 8.0%
Alpha Credit Bank SA                                      Gr         4    $  118
Banca Fideuram SpA                                        It        26       400
Deutsche Bank AG                                           G         1       102
HSBC Holdings PLC                                         UK        15       211
Lloyds TSB Group PLC                                      UK        25       238
                                                                          ------
                                                                           1,069
                                                                          ------
Holding & Other Investment Offices - 2.0%
Zurich Allied AG                                          Sz         1       265
                                                                          ------
Holding Companies - 1.1%
CGU PLC                                                   UK        10       150
                                                                          ------
Insurance Carriers - 8.0%
AXA                                                       Fr         1       143
Aegon NV                                                  Ne        10       397
Allianz AG                                                 G         1       325
Skandia Forsakrings                                       Sw        10       211
                                                                          ------
                                                                           1,076
                                                                          ------

--------------------------------------------------------------------------------
MANUFACTURING - 37.5%

Chemicals & Allied Products - 16.9%
Altana AG                                                  G         4       355
AstraZenca Group PLC                                      UK         7       310
Christian Dior SA                                         Fr         4       229
L'Oreal SA                                                Fr         3       210
Roche Holding AG                                          Sz       (a)       260
Serono SA, Class B                                        Sz       (a)       155
Schering AG                                                G         3       144
SmithKline Beecham PLC ADR                                UK         5       343
UCB SA                                                    Be         7       260
                                                                          ------
                                                                           2,266
                                                                          ------
Communications Equipment - 6.7%
Nokia (b)                                                 Fi         9       384
LM Ericsson, Class B (b)                                  Sw        25       508
                                                                          ------
                                                                             892
                                                                          ------
Electronic & Electrical Equipment - 3.4%
Arm Holdings PLC (b)                                      UK        15       200
STMicroelectronics NV                                     Ne         4       252
                                                                          ------
                                                                             452
                                                                          ------
Electronic Components - 4.3%
Alcatel (b)                                               Fr         2       157
Electrocomponents PLC                                     UK        19       225
Epocos AG (b)                                              G         2       198
                                                                          ------
                                                                             580
                                                                          ------
Food & Kindred Products - 4.0%
Carrefour SA                                              Fr         4       263
Nestle AG                                                 Sz       (a)       271
                                                                          ------
                                                                             534
                                                                          ------
Measuring & Analyzing Instruments - 1.7%
Marconi PLC                                               UK        13       229
                                                                          ------

Printing & Publishing - 0.5%
Wolters Kluwer                                            Ne         3        61
                                                                          ------

--------------------------------------------------------------------------------
PUBLIC ADMINISTRATION - 1.8%

Human Resource Programs
Adecco SA                                                 Sz       (a)    $  249
                                                                          ------

--------------------------------------------------------------------------------
RETAIL TRADE - 3.7%

Food Stores - 2.0%
Numico NV                                                 Ne         5       270
                                                                          ------

Home Furnishings & Equipment - 1.7%
Securitas AB, Class B                                     Sw        10       226
                                                                          ------

--------------------------------------------------------------------------------
SERVICES - 16.3%

Auto Repair, Rental & Parking - 2.6%
ISS Group (b)                                             De         2       154
Nordic Baltic Holding AB (b)                              Sw        28       197
                                                                          ------
                                                                             351
                                                                          ------
Business Services - 3.5%
Baltimore Technologies PLC (b)                            UK         2        23
CMG PLC                                                   UK        14       269
Capita Group PLC (b)                                      UK        23       172
                                                                          ------
                                                                             464
                                                                          ------
Computer Related Services - 1.3%
Cap Gemini SA                                             Fr         1       145
Framtidsfabriken AB (b)                                   Sw       (a)        13
Pixelpark AG (b)                                           G       (a)        15
                                                                          ------
                                                                             173
                                                                          ------
Computer Software - 6.1%
Check Point Software
   Technologies Ltd. ADR (b)                              Is         2       249
Heineken NV                                               Ne         4       196
Logica PLC                                                UK         6       195
SAP AG                                                     G         1       171
                                                                          ------
                                                                             811
                                                                          ------
Health Services - 1.9%
Sanofi-Synthelabo SA                                      Fr         5       259
                                                                          ------

Other Services - 0.9%
Randstad Holding NV                                       Ne         5       124
                                                                          ------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 12.3%

Communications - 5.1%
Adva Optical Networking (b)                                G       (a)        40
Cable & Wireless PLC                                      UK        12       226
Intershop Communications AG (b)                            G       (a)        34
Vodafone AirTouch PLC                                     UK        97       384
                                                                          ------
                                                                             684
                                                                          ------
Telecommunications - 7.2%
Altran Technologies SA                                    Fr         1       176
Energis PLC (b)                                           UK        15       136
France Telecom SA                                         Fr         1        97
Sonera Group                                              Fi         4       128
Telecom Italia Mobile SPA                                 It        23       197
Telefonica de Espana                                      Sp         4       224
                                                                          ------
                                                                             958
                                                                          ------

Total Common Stocks
   (cost of $11,475) (c)                                                  12,143
                                                                          ------

See notes to investment portfolio.

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------
August 31, 2000
(In thousands)

SHORT-TERM OBLIGATIONS - 9.3%                      Par             Value
--------------------------------------------------------------------------------

Repurchase Agreement with SBC
Warburg Ltd., dated 08/31/00 due
09/01/00 at 6.60% collateralized by
U.S. Treasury notes with various
maturities to 2022, market value
$1,270 (repurchase proceeds $1,247)                $ 1,247        $  1,247
                                                                  --------

Other Assets & Liabilities, Net - (0.0)%                                (4)
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                               $ 13,386
                                                                  --------

Notes to Investment Portfolio:
--------------------------------------------------------------------------------
(a) Rounds to less than one.
(b) Non-income producing.
(c) Cost for federal income tax purposes is the same.

    Summary of
Securities by Country          Country            Value      % of Total
--------------------------------------------------------------------------------
United Kingdom                   UK               3,310          27.3
France                           Fr               1,679          13.8
Germany                           G               1,385          11.4
Netherlands                      Ne               1,300          10.7
Switzerland                      Sz               1,200           9.9
Sweden                           Sw               1,155           9.5
Italy                            It                 597           4.9
Finland                          Fi                 512           4.2
Belgium                          Be                 260           2.1
Israel                           Is                 249           2.1
Spain                            Sp                 224           1.8
Denmark                          De                 154           1.3
Greece                           Gr                 118           1.0
                                               --------         -----
                                               $ 12,143         100.0
                                               --------         -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                   Acronym                          Name
                   -------                          ----
                    ADR                  American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
August 31, 2000
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $11,475)                                 $ 12,143
Short-term obligations                                                 1,247
                                                                    --------
                                                                      13,390
Cash including foreign currencies
   (cost $74)                                       $     71
Receivable for:
   Fund shares sold                                       75
   Expense reimbursement due from
      Advisor/Administrator                               24
   Dividends                                              22
Other                                                     33             225
                                                    --------        --------
      Total Assets                                                    13,615

Liabilities
Cash including foreign currencies
    (cost $12)                                            12
Payable for:
   Investments purchased                                 144
   Fund shares repurchased                                28
Accrued:
   Management fee                                          9
   Administration fee                                      3
   Transfer agent fee                                      2
   Bookkeeping fee                                         2
Other                                                     29
                                                    --------
        Total Liabilities                                                229
                                                                    --------

Net Assets                                                          $ 13,386
                                                                    ========
Net asset value & redemption price per share -
   Class A ($9,874/806)                                             $  12.26 (a)
                                                                    ========
Maximum offering price per share -
   Class A ($12.26/0.9425)                                          $  13.01 (b)
                                                                    ========
Net asset value & offering price per share -
   Class B ($2,989/246)                                             $  12.17 (a)
                                                                    ========
Net asset value & offering price per share -
   Class C ($488/40)                                                $  12.19 (a)
                                                                    ========
Net asset value, offering  & redemption price
   per share - Class Z ($35/3)                                      $  11.83
                                                                    ========

Composition of Net Assets
Capital paid in                                                     $ 12,981
Accumulated net investment loss                                          (69)
Accumulated net realized loss                                           (189)
Net unrealized appreciation (depreciation) on:
   Investments                                                           668
   Foreign currency transactions                                          (5)
                                                                    --------
                                                                    $ 13,386
                                                                    --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For the Period Ended August 31, 2000 (a)
(In thousands)

Investment Income
Dividends                                                           $     80
Interest                                                                  44
                                                                    --------
   Total Investment Income (net of nonreclaimable
   foreign taxes withheld at source which
   amounted to $12)                                                      124
Expenses
Management fee                                      $     55
Administration fee                                        21
Service fee - Class A, Class B, Class C                   16
Distribution fee - Class A                                 5
Distribution fee - Class B                                10
Distribution fee - Class C                                 2
Transfer agent fee                                        20
Bookkeeping fee                                           23
Trustees fee                                               4
Custodian fee                                             17
Audit fee                                                  7
Legal fee                                                  5
Registration fee                                          81
Reports to shareholders                                    8
Other                                                      4
                                                    --------
                                                         278
                                                    --------
Fees and expenses waived or borne
   by the Advisor/Administrator                         (121)
Fees waived by the
   Distributor - Class A                                  (5)            152
                                                    --------        --------
      Net Investment Loss                                                (28)

Net Realized and Unrealized Gain (Loss)
   on Portfolio Positions
Net realized loss on:
   Investments                                          (189)
   Foreign currency transactions                         (60)
                                                    --------
      Net Realized Loss                                                 (249)
Net change in unrealized
   appreciation/depreciation on:
   Investments                                           504
   Foreign currency transactions                          (5)
                                                    --------
      Net Change in Unrealized
        Appreciation/Depreciation                                        499
                                                                    --------
      Net Gain                                                           250
                                                                    --------
Increase in Net Assets from Operations                              $    222
                                                                    ========

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
(In thousands)

                                                                        Period
                                                                         Ended
                                                                       August 31
                                                                       ---------
Increase (Decrease) in Net Assets                                       2000 (a)
--------------------------------------------------------------------------------
Operations
Net investment loss                                                    $    (28)
Net realized loss                                                          (249)
Net change in unrealized appreciation/
   depreciation                                                             499
                                                                       --------
   Net Increase from Operations                                             222
                                                                       --------
Fund Share Transactions
Receipts for shares sold - Class A                                       11,467
Cost of shares repurchased - Class A                                       (206)
                                                                       --------
                                                                         11,261
                                                                       --------
Receipts for shares sold - Class B                                        3,699
Cost of shares repurchased - Class B                                       (586)
                                                                       --------
                                                                          3,113
                                                                       --------
Receipts for shares sold - Class C                                        1,314
Cost of shares repurchased - Class C                                       (940)
                                                                       --------
                                                                            374
                                                                       --------
Receipts for shares sold - Class Z                                           27
Cost of shares repurchased - Class Z                                     (6,778)
                                                                       --------
                                                                         (6,751)
                                                                       --------
Net Increase from Fund Share Transactions                                 7,997
                                                                       --------
     Total Increase                                                       8,219

Net Assets
Beginning of period                                                       5,167
                                                                       --------
End of period (including accumulated net
   investment loss of $69)                                             $ 13,386
                                                                       ========
Number of Fund Shares
Sold - Class A                                                              812
Repurchased - Class A                                                       (16)
                                                                       --------
                                                                            796
                                                                       --------
Sold - Class B                                                              282
Repurchased - Class B                                                       (46)
                                                                       --------
                                                                            236
                                                                       --------
Sold - Class C                                                              107
Repurchased - Class C                                                       (77)
                                                                       --------
                                                                             30
                                                                       --------
Sold - Class Z                                                                2
Repurchased - Class Z                                                      (469)
                                                                       --------
                                                                           (467)
                                                                       --------

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
August 31, 2000

Note 1. Accounting Policies

Organization

Liberty Newport Europe Fund (formerly Newport Europe Fund) (the Fund), a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in Europe. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The activity reflected in these financial statements is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission through the period ended August 31, 2000. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
August 31, 2000

the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

Newport Fund Management (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 0.70% annually of the Fund's average net assets.

Administration fee

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

Transfer agent fee

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the Distibutor), a subsisdiary of the Administator, is the Fund's principal underwriter. For the period ended August 31, 2000, the Fund has been advised that the Distibutor retained net underwriting discounts of $1,480 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $214 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B, and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75%, and 0.75% annually of the Fund's average net assets attributable to Class A, Class B, and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee in its entirety.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity

During the period ended August 31, 2000, purchases and sales of investments, other than short-term obligations, were $13,758,053 and $2,094,754, respectively.

Unrealized appreciation (depreciation) at August 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                $ 1,743,677)
        Gross unrealized depreciation                 (1,075,653)
                                                     -----------
          Net unrealized appreciation                $   668,024)
                                                     ===========

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
August 31, 2000

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Operational and Capital Activitiy

For the period November 1, 1999 through November 7, 1999, the Fund had net investment income of $2,205 and net realized and unrealized gains of $164,934. The following is a summary of capital activity from November 1, 1999 through November 7, 1999.

                                                             Shares
                                                            --------
    Receipts for shares sold - Class A     $  100,000        10,000
    Receipts for shares sold - Class B     $  100,000        10,000
    Receipts for shares sold - Class C     $  100,000        10,000
    Receipts for shares sold - Class Z     $4,700,000       470,000

Note 5. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the period ended August 31, 2000.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    Period ended August 31, 2000 (c)
                                                            ------------------------------------------------
                                                            Class A        Class B      Class C     Class Z
------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                       $10.330        $10.330      $10.330     $10.330
                                                            -------        -------      -------     -------
Income from Investment Operations:
Net investment loss (a) (b)                                  (0.027)(d)     (0.104)      (0.102)     (0.001)
Net realized and unrealized gain                              1.957          1.944        1.962       1.501
                                                            -------        -------      -------     -------
      Total from Investment Operations                        1.930          1.840        1.860       1.500
                                                            -------        -------      -------     -------
Net Asset Value - End of Period                             $12.260        $12.170      $12.190     $11.830
                                                            =======        =======      =======     =======
Total return (e) (f) (g)                                     18.68%         17.81%       18.01%      14.52%
                                                            =======        =======      =======     =======
Ratios to Average Net Assets
Expenses (h) (i)                                              1.75%(d)       2.50%        2.50%       1.50%
Net investment loss (h) (i)                                 (0.25)%(d)     (1.00)%      (1.00)%       0.00%
Fees and expenses waived or borne by the
  Advisor/Administrator (h) (i)                               1.45%          1.45%        1.45%       1.45%

Portfolio turnover (g)                                          24%            24%          24%         24%
Net assets at end of period (000)                           $ 9,874        $ 2,989      $   488     $    35

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which amounted to:         $ 0.148        $ 0.148      $ 0.148     $ 0.148
(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on Novermber 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the
    Securities and Exchange Commission.
(d) Net of fees waived by the Distributor which amounted to $0.006 per share and
    0.65% (annualized).
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator/Distributor (Class A) not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Liberty Funds Trust VII:
Liberty Newport Europe Fund

We have audited the accompanying statement of assets and liabilities of Liberty Newport Europe Fund (a series of Liberty Funds Trust VII, the "Trust"), including the Investment Portfolio, as of August 31, 2000 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 8, 1999 (effective date of registration) to August 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Newport Europe Fund, a series of Liberty Funds Trust VII, at August 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the period from November 8, 1999 (effective date of registration), to August 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 10, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

--------------------------------------------------------------------------------

Tom Bleasdale

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer

Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group - Boston and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Anne-Lee Verville

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------

Important Information About This Report

The Transfer Agent for Liberty Newport Europe Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Europe Fund

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

             -------------------------------------------------
                L      I      B      E      R      T      Y
                ---------------------------------------------
                                            F   U   N   D   S
             -------------------------------------------------

--------------------------------------------------------------------------------
ALL-STAR       Institutional money management approach for individual investors.
--------------------------------------------------------------------------------
COLONIAL       Fixed income and value style equity investing.
--------------------------------------------------------------------------------
CRABBE         A contrarian approach to fixed income and equity investing.
HUSON
--------------------------------------------------------------------------------
NEWPORT        A leader in international investing.(SM)
--------------------------------------------------------------------------------
STEIN ROE      Innovative solutions for growth and income investing.
ADVISOR
--------------------------------------------------------------------------------
[KEYPORT LOGO]       A leading provider of innovative annuity products.
--------------------------------------------------------------------------------

            Liberty's mutual funds are offered by prospectus through
                        Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY NEWPORT EUROPE FUND        Annual Report
--------------------------------------------------------------------------------

[LOGO] L  I  B  E  R  T  Y
       ----------------------
                    F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)2000
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       www.libertyfunds.com

                                                               -----------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
                                                                 Holliston, MA
                                                                 PERMIT NO. 20
                                                               -----------------

                                                738-02/755C-0800 (10/00) 00/1703

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

             -------------------------------------------------
                L      I      B      E      R      T      Y
                ---------------------------------------------
                                            F   U   N   D   S
             -------------------------------------------------

--------------------------------------------------------------------------------
ALL-STAR       Institutional money management approach for individual investors.
--------------------------------------------------------------------------------
COLONIAL       Fixed income and value style equity investing.
--------------------------------------------------------------------------------
CRABBE         A contrarian approach to fixed income and equity investing.
HUSON
--------------------------------------------------------------------------------
NEWPORT        A leader in international investing.(SM)
--------------------------------------------------------------------------------
STEIN ROE      Innovative solutions for growth and income investing.
ADVISOR
--------------------------------------------------------------------------------
[KEYPORT LOGO]       A leading provider of innovative annuity products.
--------------------------------------------------------------------------------

            Liberty's mutual funds are offered by prospectus through
                         Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY NEWPORT EUROPE FUND        Annual Report
--------------------------------------------------------------------------------

[LOGO] L  I  B  E  R  T  Y
       ----------------------
                    F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

                                                738-02/755C-0800 (10/00) 00/1703

--------------------------------------------------------------------------------
Choose Liberty
--------------------------------------------------------------------------------

Because no single investment manager can be all things to all investors.(SM)

             -------------------------------------------------
                L      I      B      E      R      T      Y
                ---------------------------------------------
                                            F   U   N   D   S
             -------------------------------------------------

--------------------------------------------------------------------------------
ALL-STAR       Institutional money management approach for individual investors.
--------------------------------------------------------------------------------
COLONIAL       Fixed income and value style equity investing.
--------------------------------------------------------------------------------
CRABBE         A contrarian approach to fixed income and equity investing.
HUSON
--------------------------------------------------------------------------------
NEWPORT        A leader in international investing.(SM)
--------------------------------------------------------------------------------
STEIN ROE      Innovative solutions for growth and income investing.
ADVISOR
--------------------------------------------------------------------------------
[KEYPORT LOGO]       A leading provider of innovative annuity products.
--------------------------------------------------------------------------------

            Liberty's mutual funds are offered by prospectus through
                         Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY NEWPORT EUROPE FUND        Annual Report
--------------------------------------------------------------------------------

[LOGO] L  I  B  E  R  T  Y
       ----------------------
                    F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)2000
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       www.libertyfunds.com

                                                738-02/755C-0800 (10/00) 00/1703